                                                                    EXHIBIT 99.1

                                AMENDMENT NO. 2
                                      TO
         DEBTOR IN POSSESSION CREDIT, SECURITY AND GUARANTY AGREEMENT


     This AMENDMENT NO. 2, dated as of February 7, 2001 (this "Amendment"), to the Debtor in Possession Credit, Security and Guaranty Agreement, dated as of January 16, 2001 (as amended by Amendment No. 1 dated as of January 26, 2001, the "Credit Agreement"), by and among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), NORTHPOINT COMMUNICATIONS GROUP, INC., a Delaware corporation ("Parent Guarantor"), NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., a Virginia corporation, and NORTHPOINT INTERNATIONAL, INC., a Delaware corporation ("Northpoint International") (together with Northpoint Communications of Virginia, Inc., the "Subsidiary Guarantors"), each as a debtor and debtor in possession under chapter 11 of title 11, United States Code (the "Bankruptcy Code") and NORTHPOINT CANADA INC., a corporation organized under the laws of the Province of New Brunswick, ("Northpoint Canada"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), and Canadian Imperial Bank of Commerce, as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the "Administrative Agent") for the Lenders (as hereinafter defined).



                                   RECITALS:


     WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

     WHEREAS, Borrower has requested, and Required Lenders have agreed, in each case on the terms and conditions set forth herein, that the Credit Agreement be amended as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, each Guarantor, Required Lenders and the Administrative Agent hereby agree as follows:

     SECTION 1.  Amendments.  Subject to the satisfaction of the conditions
                 ----------
precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

     Section 6.01(d) of the Credit Agreement is hereby amended by adding at the end of subclause (A) thereof after the language "a Responsible Officer becomes aware of such failure" the new language "(unless the Borrower shall have failed to deliver written notice of such failure to the Administrative Agent and the Administrative Agent shall have actual knowledge of such failure and shall have failed to provide written notice thereof to the Borrower)."

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                                       2

          SECTION 2.  Conditions of Effectiveness. (a) This Amendment shall
                      ---------------------------
become effective as of the date first above written when, and only when, the following conditions shall have been satisfied:

          (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and

          (ii) the Borrower shall have paid all costs, expenses and fees payable pursuant to Section 4 below.

          (b) In addition to the requirements set forth in subsection (a) above, this Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 3.  Reference to and Effect on the Loan Documents. (a) On and
                      ---------------------------------------------
after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4.  Costs, Expenses; Taxes; Fees, Etc. The Borrower agrees to
                      ---------------------------------
pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 5.  Affirmation of Guaranties. Each of the Guarantors hereby
                      -------------------------
consents to the execution and delivery of this Amendment and notwithstanding the effectiveness of this Amendment, reaffirms in all respects its obligations under each of the Guaranties and Article VII of the Credit Agreement.

          SECTION 6.  Execution in Counterparts. This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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                                       3

     SECTION 7. Governing Law. This Amendment shall be governed by, and
                --------------
construed in accordance with, the law of the State of New York.


                     [Remainder of page intentionally left blank]
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       NORTHPOINT COMMUNICATIONS, INC., as
                                       Borrower


                                       By /s/ Michael P. Glinsky
                                          -----------------------------------
                                          Title:


                                       NORTHPOINT COMMUNICATIONS GROUP,
                                       INC., as Parent Guarantor


                                       By /s/ Michael P. Glinsky
                                          -----------------------------------
                                          Title:



                                       NORTHPOINT COMMUNICATIONS OF
                                       VIRGINIA, INC., as a Subsidiary Guarantor


                                       By /s/ Michael P. Glinsky
                                          -----------------------------------
                                          Title:



                                       NORTHPOINT INTERNATIONAL, INC., as a
                                       Subsidiary Guarantor


                                       By /s/ Michael P. Glinsky
                                          -----------------------------------
                                          Title:


                                       NORTHPOINT CANADA INC., as a Guarantor


                                       By /s/ Michael P. Glinsky
                                          -----------------------------------
                                          Title:
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                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                              as Administrative Agent

                                        By /s/ Bob Greer
                                          ----------------------------------
                                            Title: ASSISTANT GENERAL MANAGER

                               Initial Lenders

                                          CIBC INC., as a Lender

                                          By /s/ Bob Greer
                                            ------------------------------
                                              Title: Agent

                                           BANK OF MONTREAL, as a Lender


                                           By /s/ R. W. Stratton
                                             ------------------------------
                                               Title: Vice-President

                                           BARCLAYS BANK PLC, as a Lender


                                           By /s/ Edward G. Hamway, JR.
                                             ------------------------------
                                               Title: DIRECTOR

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                                       CIT LENDING SERVICES CORPORATION,
                                            an affiliate of THE CIT GROUP, INC.,
                                            as a Lender

                                       By /s/ Charles Brown
                                         ---------------------------------
                                             Title: V.P.
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                                              CREDIT LYONNAIS NEW YORK
                                                 BRANCH, as a Lender


                                              By /s/ JAMES B. HALLOCK
                                                -----------------------------
                                                  Title: VICE PRESIDENT
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                                          FIRST UNION NATIONAL BANK, as a
                                             Lender

                                          By /s/ Helen F. Wessling
                                            --------------------------------
                                               Title: SVP/ Director

                                       FRANKLIN FLOATING RATE TRUST, as
                                           a Lender

                                       By /s/ Chauncey Lufkin
                                         ---------------------------------
                                           Title: Vice President

                                           HELLER FINANCIAL, INC., as a
                                              Lender

                                           By: K. Craig Callehugh
                                              ------------------------------
                                               Title: Senior Vice President